 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 23, 2018
COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street Tacoma, WA		98402
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (253) 305-1900
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 23, 2018, Columbia Banking System, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). There were 73,206,039 shares outstanding and entitled to vote at the 2018 Annual Meeting; of those shares 68,330,473 were present in person or by proxy. The following matters were voted upon at the 2018 Annual Meeting:

1.	The election of fourteen directors to serve on the Company’s Board of Directors until the 2019 Annual Meeting or until their successors have been elected and have qualified;

2.	A resolution to approve the 2018 Equity Incentive Plan;

3.	An advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers; and

4.	An advisory (non-binding) resolution to appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
The following is a summary of the voting results for the matters voted upon by the shareholders.
1. Election of Directors

Director’s Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Dietzler	62,594,532	133,884	53,396	5,548,661
Craig D. Eerkes	62,592,789	135,585	53,438	5,548,661
Ford Elsaesser	62,415,712	312,927	53,173	5,548,661
Mark A. Finkelstein	62,609,051	118,565	54,196	5,548,661
John P. Folsom	61,811,353	914,845	55,614	5,548,661
Eric Forrest	62,627,465	94,487	59,860	5,548,661
Thomas M. Hulbert	61,812,053	915,884	53,875	5,548,661
Michelle M. Lantow	62,285,606	442,942	53,264	5,548,661
Randal Lund	62,609,021	116,066	56,725	5,548,661
S. Mae Fujita Numata	62,438,470	292,124	51,218	5,548,661
Hadley S. Robbins	62,524,826	199,175	57,811	5,548,661
Elizabeth W. Seaton	62,638,220	92,516	51,076	5,548,661
Janine Terrano	62,650,287	78,197	53,328	5,548,661
William T. Weyerhaeuser	61,711,542	1,018,446	51,824	5,548,661
2. Approval of 2018 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,377,910	1,294,722	109,180	5,548,661
3. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,647,441	2,017,965	116,406	5,548,661
4. Advisory (non-binding) Appointment of Independent Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,284,949	988,058	57,466	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2018	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ Kumi Baruffi
Kumi Y. Baruffi Executive Vice President, General Counsel and Corporate Secretary